UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2007

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 23, 2007, Realogy Corporation (“Realogy” or the “Company”) issued a press release announcing its preliminary unaudited financial results for the year ended December 31, 2006.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure.

The information described above under “Item 2.02. Results of Operations and Financial Condition” is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.

On February 23, 2007, Realogy announced that it filed its definitive proxy statement for the special meeting of stockholders to be held on March 30, 2007, at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, at 10:00 a.m., for the purpose of voting on a proposal to approve the merger agreement with affiliates of Apollo Management, L.P. As previously disclosed, stockholders of record as of the close of business on February 20, 2007, will be entitled to vote at the special meeting of stockholders. The Company expects to commence the mailing of the notice of meeting and definitive proxy statement to stockholders on or about February 23, 2007. Realogy currently expects to complete the merger with Apollo Management in early to mid-April 2007, subject to the adoption of the merger agreement by Realogy’s stockholders and the satisfaction of other closing conditions.

Realogy also announced that it and Apollo have entered into a memorandum of understanding with certain plaintiffs to settle the purported consolidated class action litigation that was brought following the announcement of the proposed merger with Apollo. The defendants have denied any wrongdoing or liability in the memorandum of understanding, which they entered into to avoid the burden and expense of further litigation. The memorandum of understanding provides, among other things, for a reduction in the termination fee payable to Apollo under certain circumstances to $180 million, certain agreements by the defendants with respect to the time periods applicable to the exercise of stockholders’ appraisal rights and additional disclosures in the proxy statement for the merger, which are reflected in the definitive proxy statement filed earlier today. The dismissal of the litigation is subject to court approval and other customary conditions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release issued by Realogy Corporation on February 23, 2007.

The information in Exhibit 99.1 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
Anthony E. Hull Executive Vice President, Chief Financial Officer and Treasurer

Date: February 23, 2007

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REALOGY CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by Realogy Corporation on February 23, 2007.

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